UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2011

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

⃞  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On January 26, 2011, HMN Financial, Inc. (the “Company”) issued a press release that included financial information for its quarter and year ended December 31, 2010. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 2.02. The information included in the press release is to be considered furnished under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01	Regulation FD

On January 26, 2011, the Company issued a press release announcing that it notified the U.S. Department of the Treasury (the “Treasury”) that the Company is suspending the payment of regular quarterly cash dividends on its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “TARP Preferred Stock”) issued to the Treasury as part of the TARP Capital Purchase Program.  The next quarterly dividend payment on the TARP Preferred Stock is due on February 15, 2011 in the amount of $325,000.  The Company has determined to defer such payment following discussions with its primary regulator, the Office of Thrift Supervision (the “OTS”), in order to preserve cash at the holding company for potential future needs.  Under the Company’s informal agreement with the OTS, the Company may not declare or pay any cash dividends without the consent of the OTS, which includes the quarterly dividend payments on the TARP Preferred Stock.  The Company intends to re-evaluate the deferral of these dividend payments periodically in consultation with the OTS taking into account the Company’s financial condition, applicable legal restrictions and other relevant factors.

Under the terms of the TARP Preferred Stock, the Company is required to pay dividends on a quarterly basis at a rate of 5% for the first five years, after which the dividend rate automatically increases to 9%.  Dividend payments on the TARP Preferred Stock may be deferred without default, but the dividend is cumulative and, if the Company fails to pay dividends for six quarters, whether or not consecutive, the Treasury will have the right to appoint two representatives to the Company’s board of directors.

A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 7.01.  The information included in the press release is to be considered furnished under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

          (d) Exhibits

Exhibit Number	Description

99	Press Release dated January 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.
(Registrant)

Date: January 27, 2011	/s/ Jon Eberle

Jon Eberle
Senior Vice President,
Chief Financial Officer and
Treasurer

Index to Exhibits

Exhibit No.	Description

Exhibit 99	Press Release dated January 26, 2011